===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 Acterna Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 Acterna Corp.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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


                               [LOGO OF ACTERNA]

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                                      Burlington, Massachusetts
                                                                August 10, 2001

To the Stockholders of
 Acterna Corporation:

  Notice is hereby given that the Annual Meeting of Stockholders of Acterna Corporation ("the Company") will be held at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, NY 10022 on Wednesday, September 12, 2001 at 2:00 p.m. for the following purposes:

  1. To elect five persons to the Board of Directors of the Company;

  2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year; and

  3. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

  Stockholders of record at the close of business on August 8, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          /s/ Mark V. B. Tremallo
                                          Mark V. B. Tremallo
                                          Vice President, General Counsel, and
                                           Secretary


 IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              ACTERNA CORPORATION
                         3 New England Executive Park
                     Burlington, Massachusetts 01803-5087

                                PROXY STATEMENT
                                      FOR
                      THE ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held September 12, 2001

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Acterna Corporation ("Acterna" or the "Company") for the Annual Meeting of Stockholders to be held on Wednesday, September 12, 2001 at 2:00 p.m. at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, NY 10022 and any adjournments thereof. The approximate date on which this proxy statement and the enclosed proxy are first being sent to stockholders of the Company is August 10, 2001. The enclosed proxy, if properly executed and returned, may be revoked at any time before it is exercised by delivering to the Secretary of the Company a duly executed written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

  The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, containing financial statements for that year and prior periods, is being mailed herewith.

  A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, as filed with the Securities and Exchange Commission ("SEC"), except for exhibits, will be furnished without charge to any stockholder upon written request to the Manager of Investor Relations, Acterna Corporation, 3 New England Executive Park, Burlington, Massachusetts 01803-5087.

Voting Securities and Votes Required

  At the close of business on August 8, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 192,203,334 shares of Common Stock, constituting all of the voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

  The holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Proxies marked as abstaining, and any proxies returned by brokers as "non-votes" on behalf of shares held in street name because beneficial owners' discretion has been withheld as to one or more matters on the agenda for the Annual Meeting, will be treated as present for purposes of determining a quorum for the Annual Meeting.

  1. The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors; and

  2. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

  With respect to the election of directors, any shares not voted as a result of an abstention or a broker non-vote will have no impact on the vote. With respect to the selection of PricewaterhouseCoopers LLP as the Company's independent auditors, a broker non-vote will have no impact on the vote and an abstention will effectively be treated as a vote against the proposal.

  As of August 8, 2001, Clayton, Dubilier & Rice Fund V Limited Partnership ("CD&R Fund V") and Clayton, Dubilier & Rice Fund VI Limited Partnership ("CD&R Fund VI"), investment partnerships managed by Clayton, Dubilier & Rice, Inc., hold in the aggregate approximately 82.2% of the Common Stock. Because CD&R Funds V and VI hold approximately 82.2% of the Company's Common Stock, their vote on the proposals described below will be determinative. CD&R
Funds V and VI have indicated to the Company that they will vote in favor of Proposal 1 and Proposal 2.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Company's Board of Directors is divided into three classes that serve staggered three-year terms. The terms of five directors expire this year. In order to equalize as closely as possible the number of directors in each class of Directors, the Board has nominated Richard J. Schnall, Brian H. Rowe, Victor A. Pelson, and Peter M. Wagner for election to the class of directors whose terms expire in 2004, and Allan M. Kline for election to the class of directors whose terms expire in 2003. All of the nominees are currently directors of the Company and were elected by the stockholders at previous Annual Meetings. The Board of Directors expects that all of the nominees will be available for election but, if any of the nominees is not so available at the time of the Annual Meeting, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, if no such designation is made by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than five nominees.

  The Board of Directors recommends that the stockholders vote FOR the election of the Nominees.

                        INFORMATION REGARDING DIRECTORS

  The following table sets forth certain information with respect to the Nominees as well as the continuing directors:

                NOMINEES FOR ELECTION FOR TERM EXPIRING IN 2004

                   Name and Principal Occupation                       Director
                  for at least the Past Five Years                 Age  Since
                  --------------------------------                 --- --------
   Victor A. Pelson..............................................   64   1999
    Victor A. Pelson has served as a Director since September 28,
    1999. He presently serves as a Senior Advisor of UBS Warburg.
    Prior to his affiliation with UBS Warburg, Mr. Pelson held numerous positions at AT&T Corporation. During his AT&T
    career, Mr. Pelson held a number of executive positions
    including Chairman of AT&T Global Operations, Group Executive
    and CEO of AT&T's Communications Services Group. He was also the Chairman of the New Jersey State Chamber of Commerce from
    1989 to 1991. Mr. Pelson is also a member of the Board of
    Directors of United Parcel Services Inc., Eaton Corporation,
    Dun and Bradstreet and Carrier One International LLC.

   Brian H. Rowe.................................................   70   1998
    Brian H. Rowe has served as a Director since November 30,
    1998. He is currently Chairman of Atlas Air, Inc. and
    Chairman Emeritus of GE Aircraft Engines in Cincinnati, Ohio,
    where he also served as Chairman from September 1993 through
    January 1995, and as President and Chief Executive Officer
    from 1979 through 1993. Mr. Rowe also serves as a Director of
    Atlas Air, Inc., B/E Aerospace, Inc., Fifth Third Bank,
    Stewart & Stevenson Services, Inc., Convergys Corporation and
    Textron Inc.

                   Name and Principal Occupation                       Director
                  for at least the Past Five Years                 Age  Since
                  --------------------------------                 --- --------

   Richard J. Schnall............................................   32   1999
    Richard J. Schnall is a principal of CD&R and since September
    28, 1999, a Director. In addition, Mr. Schnall is a Director of Schulte GmBH & Co. KG. Prior to joining CD&R in 1996, Mr.
    Schnall worked in the investment banking divisions of Smith
    Barney & Co. and Donaldson, Lufkin & Jenrette, Inc. He also worked for McKinsey and Company, Inc. Mr. Schnall is a
    graduate of The Wharton School at the University of
    Pennsylvania and Harvard Business School. He is a limited
    partner of Associates V, a Director of Associates II Inc., a limited partner of Associates VI and a Director of Associates
    VI Inc.

   Peter M. Wagner...............................................   47   2000
    Peter M. Wagner joined Debitel AG, Stuttgart, Germany, as its
    President and Chief Executive Officer on May 22, 2000. From
    September 30, 1998 until May 19, 2000 he served as President,
    Chief Executive Officer and Director of Wavetek Wandel
    Goltermann, Inc., and was elected to the Company's Board on
    March 23, 2000. Mr. Wagner served as President, Chief
    Executive Officer and Managing Director of Wandel &
    Goltermann, Inc. from February 1998 to September 1998, as
    Executive Vice President, Chief Operating Officer and
    Managing Director of Wandel & Goltermann, Inc. from October
    1995 to February 1998 and as Vice President, Sales and
    Marketing from March 1995 to October 1995. From January 1990 to February 1995, Mr. Wagner was General Manager of the Line
    Transmission Systems Division of Alcatel SEL AG in Stuttgart,
    Germany.

                 NOMINEE FOR ELECTION FOR TERM EXPIRING IN 2003

                   Name and Principal Occupation                       Director
                  for at least the Past Five Years                 Age  Since
                  --------------------------------                 --- --------

   Allan M. Kline................................................   56   1998
    Allan M. Kline currently serves as the Company's Corporate
    Vice President, Chief Financial Officer and Treasurer and,
    since May 21, 1998, as a Director. Mr. Kline joined the
    Company in June 1996. From 1995 to 1996, he served as Senior
    Vice President, Chief Financial Officer of Crosscomm
    Corporation, a manufacturer of networking products. From 1994 to 1995, he was President of TAR Acquisition Corp., a private investment company. From 1989 to 1994, Mr. Kline was also a
    Director of CrossComm Corporation. From 1990 to 1994, Mr.
    Kline was Senior Vice President, Chief Financial Officer of
    Cabot Safety Corporation, a subsidiary of Cabot Corporation.
    Prior to that, he served at Leggett & Platt, Incorporated and was a partner with Arthur Young & Company. Mr. Kline received a B.B.A. degree in accounting from the University of
    Massachusetts and an M.B.A. from The Wharton School of the
    University of Pennsylvania.

       INCUMBENT DIRECTORS CONTINUING IN OFFICE FOR TERM EXPIRING IN 2002

                   Name and Principal Occupation                       Director
                  for at least the Past Five Years                 Age  Since
                  --------------------------------                 --- --------

   Ned C. Lautenbach.............................................   57   1998
    Ned C. Lautenbach is a principal and Director of CD&R and has served as the Company's Chairman, President and Chief
    Executive Officer since May 20, 1999, the Company's Chairman and Chief Executive Officer since July 23, 2001, and as a
    Director since November 30, 1998. Mr. Lautenbach joined CD&R in 1998 from IBM Corporation where he served as Senior Vice
    President and Group Executive of Worldwide Sales and
    Services. During his career at IBM, he held a variety of
    other senior executive positions in several divisions,
    including President of the National Distribution Division of the United States, President, Asia Pacific, and Chairman, IBM
    World Trade Corporation. Mr. Lautenbach received his M.B.A.
    from Harvard University and his B.A. in economics at the
    University of Cincinnati. He is a director of Eaton
    Corporation, Axcelis Technologies, Inc., Covansys, Inc. and a
    member of the Board of Trustees of Fidelity Investments and the Council on Foreign Relations. He is a limited partner of
    Associates V, a Director of Associates II Inc., a limited
    partner of Associates VI and a Director of Associates VI Inc.

   Marvin L. Mann................................................   68   1999
    Marvin L. Mann has served as a Director since February 4,
    1999. He also has served since April 1999 as Chairman
    Emeritus of the Board of Directors of Lexmark International
    Group, Inc., a corporation in which an affiliate of CD&R had an investment from 1991 through 1998. He served as Chairman of the Board of Lexmark International Group, Inc. from March
    1991 through April 1999, as Chief Executive Officer from
    March 1991 through May 1998, and as President from March 1991 through February 1997. Prior to such time, Mr. Mann held
    numerous positions with IBM. During his IBM career, Mr. Mann held a number of executive positions including President of the Information Products Division, President of the Service
    Sector Division and President and Chief Executive Officer of
    the Satellite Business Systems. He was elected an IBM Vice
    President in 1985. Mr. Mann also serves as a director of the
    M.A. Hanna Company and Imation Corporation and is a member of the Board of Trustees of Fidelity Investments.

   John R. Peeler................................................   46   1998
    John R. Peeler currently serves as the Company's President and as President and Chief Executive Officer of the Company's
    Communications Test Business and, since May 21, 1998, as a
    Director. Mr. Peeler has been employed by the Company since
    1980 and has held positions of increasing responsibility
    including Vice President of Engineering, Vice President of
    Product Development, Division President, and Executive Vice
    President and Chief Operating Officer. Prior to joining the
    Company he was a communications systems design engineer with
    Hughes Network Systems (formerly M/A Com DCC). Mr. Peeler
    received a Bachelor of Science degree and a Master of Science degree, both in electrical engineering, from the University of Virginia.

      INCUMBENT DIRECTORS CONTINUING IN OFFICE FOR TERM EXPIRING IN 2003

                   Name and Principal Occupation                       Director
                  for at least the Past Five Years                 Age  Since
                  --------------------------------                 --- --------

   Brian D. Finn.................................................   40   1998
    Brian D. Finn is a principal and Director of CD&R and, since
    May 21, 1998, one of the Company's Directors. Mr. Finn is
    also a Director of Baxter International. Mr. Finn joined CD&R in 1997 from Credit Suisse First Boston where he was Managing
    Director and Co-Head of Mergers & Acquisitions. Mr. Finn
    received his B.S. in Economics from The Wharton School of the
    University of Pennsylvania. He is a limited partner of
    Associates V and a Director of Associates II Inc. Mr. Finn is
    also a limited partner of Associates VI and a Director of
    Associates VI Inc.


   William O. McCoy..............................................   67   1999
    William O. McCoy has served as a Director since July 20,
    1999. From April 1999 until August 2000 he served as Interim
    Chancellor of the University of North Carolina, Chapel Hill,
    North Carolina. He retired in November 1998 as Vice President for Finance of the sixteen-campus University of North
    Carolina. He joined UNC General Administration in 1995 after a 35-year career with the BellSouth Corporation, where he
    served as Vice Chairman of the Board of Directors from 1984 through 1994. Mr. McCoy also serves as a Director of Progress
    Energy Corporation, Liberty Corporation of Greenville, S.C.
    and Duke Realty Corporation, and is a member of the Board of
    Trustees of Fidelity Investments and a partner of Franklin
    Street Partners.

Committees of the Board of Directors

  The Company has Executive, Audit, Compensation and Governance Committees of the Board of Directors.

  The Board of Directors met seven times during fiscal 2001. Each person who was a Director during fiscal 2001 attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees on which he served.

  The Executive Committee, which did not meet during fiscal 2001, is vested with the authority of the Board of Directors between meetings of the Board of Directors in most matters (other than with respect to certain fundamental issues). The current members of the Executive Committee are Messrs. Lautenbach and Finn.

  The Audit Committee met four times during fiscal 2001. The Audit Committee recommends to the Board of Directors the appointment of the independent public accountants, reviews the scope and budget for the annual audit, and reviews the results of the examination of the Company's financial statements by the independent public accountants. The Audit Committee also periodically reviews the job performance of the Chief Financial Officer. The Company's financial personnel and independent public accountants have full access to the Audit Committee. The current members of the Audit Committee are Messrs. Mann, McCoy and Pelson.

  The Compensation Committee met four times during fiscal year 2001. The Compensation Committee reviews the Company's executive compensation and benefit policies as further described in the Compensation Committee Report on Executive Compensation included in this proxy statement. The Company is not aware of any Compensation Committee interlocks. The current members of the Compensation Committee are Messrs. Finn, McCoy and Rowe.

  The Governance Committee met once during fiscal year 2001. The Governance Committee considers nominees for election to the Board, reviews the duties and composition of Board committees, and develops, sets and maintains corporate governance standards. The current members of the Governance Committee are Messrs. Pelson, Wagner and Schnall.

Compensation of Directors

  Each director who is not also an officer or employee of the Company or any subsidiary of the Company or a representative of CD&R Funds V or VI or any successor investment vehicle managed by CD&R (an "Eligible Director") will receive quarterly awards of Common Stock in lieu of annual retainer, meeting fees, chairman's fees and any other fees for services as a director ("Share Awards") under the terms of the Non-Employee Directors Stock Incentive Plan (the "Directors' Plan"). The Board of Directors will fix the number of shares to be awarded each year based on the recommendation of the Compensation Committee. The intent is that the number of such shares will have a value (at the time the number of shares subject to quarterly Share Awards for such year are established) approximately equal to the amount of cash fees that would be payable to each Eligible Director for his or her services based on appropriate competitive practices. The quarterly Share Award is currently 500 shares of Common Stock.

  Each Eligible Director will also receive a one-time stock option grant for 25,000 shares of Common Stock upon his or her initial election to the Board of Directors, and an annual grant (currently 6,000 options) at the beginning of each fiscal year. Each option has a ten-year term and an exercise price equal to the grant date fair market value of the Common Stock as established for purposes of the Directors' Plan by the Board of Directors in accordance with the Plan. Each such option will generally become exercisable in four equal installments over the first four anniversaries of the date of grant, assuming that the Eligible Director is still in service to the Company on each such date.

  Each Eligible Director also may purchase up to $250,000 of the Company's Common Stock pursuant to the Directors' Stock Purchase Plan at the fair market value on the date of purchase, as defined in such plan, based on an independent financial appraisal of the Common Stock's value. The Company's Board of Directors may permit an Eligible Director to purchase a greater amount of the Common Stock taking into account the scope of the Eligible Director's duties and commitment of time to the Company, and the extent to which such Eligible Director's actions are expected to affect the Company's performance. In 1999, the Company's Board of Directors permitted Mr. Lautenbach to purchase $1 million of the Common Stock in the aggregate based on his expected contributions to the Company.

          SECURITY OWNERSHIP OF DIRECTORS, CERTAIN BENEFICIAL OWNERS
                            AND EXECUTIVE OFFICERS

  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of July 15, 2001, with respect to: (i) each current director and each currently serving Named Executive Officer (as defined below) of the Company; (ii) all current directors and executive officers of the Company as a group; and (iii) each current beneficial owner of five percent or more of Common Stock:

                                          Amount and Nature of     Percent of
Name                                     Beneficial Ownership(1) Common Stock(2)
----                                     ----------------------- ---------------
Clayton, Dubilier & Rice Fund V Limited
 Partnership(3)........................        123,290,770            64.4%
Clayton, Dubilier & Rice Fund VI
 Limited Partnership(4)................         30,625,000            16  %

Directors and Executive Officers
Ned C. Lautenbach......................            307,692              *
John R. Peeler(5)......................          3,033,043             1.6%
Allan M. Kline(6)......................          1,226,201              *
Robert W. Woodbury(7)..................            824,556              *
Samuel W. Tishler(8)...................            610,688              *
Dennis E. Ferguson(9)..................            662,797              *
Mark V. B. Tremallo(10)................            273,373              *
Brian H. Rowe(11)......................            155,031              *
Marvin L. Mann(12).....................            157,590              *
William O. McCoy(13)...................            169,919              *
Victor A. Pelson(14)...................            148,919              *
Peter M. Wagner(15)....................             77,500              *
All current Directors and Executive
 Officers as a group
 (14 persons)(16)......................        161,563,079            69.6%

--------
  The symbol "*" denotes less than 1% of outstanding common stock.

(1) Represents shares of common stock beneficially owned on July 15, 2001. Unless otherwise noted, each person has sole voting and investment power with respect to such shares.

(2) Based upon 191,512,626 shares of common stock outstanding as of July 15, 2001. Common stock includes all shares of outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-1 promulgated pursuant to the U.S. Securities Exchange Act of 1934, as amended), all shares of common stock subject to any right of acquisition by such person, through exercise or conversion of any security, within 60 days of July 15, 2001. The percent of common stock owned by Clayton, Dubilier & Rice Fund V Limited Partnership and by Clayton, Dubilier & Rice Fund VI Limited Partnership is calculated based upon the number of shares outstanding and does not include shares issuable upon the exercise of outstanding options.

(3) CD&R Associates V Limited Partnership ("Associates V") is the general partner of Clayton, Dubilier & Rice Fund V Limited Partnership ("CD&R Fund V") and has the power to direct CD&R Fund V as to the voting and disposition of shares held by CD&R Fund V. CD&R Investment Associates II, Inc. ("Associates II Inc.") is the managing general partner of Associates V and has the power to direct Associates V as to its direction of CD&R Fund V's voting and disposition of the shares held by CD&R Fund V. No person controls the voting and dispositive power of Associates II Inc. with respect to the shares owned by CD&R Fund V. Each of Associates V and Associates II Inc. expressly disclaims beneficial ownership of the shares owned by CD&R Fund V. The business address of Associates II Inc., Associates V and CD&R Fund V is 1403 Foulk Road, Suite 106, Wilmington, Delaware 19803.

 (4) CD&R Associates VI Limited Partnership ("Associates VI") is the general partner of Clayton, Dubilier & Rice Fund VI Limited Partnership ("CD&R Fund VI") and has the power to direct CD&R Fund VI as to the voting and disposition of shares held by CD&R Fund VI. CD&R Investment Associates VI, Inc. ("Associates VI Inc.") is the managing general partner of Associates VI and has the power to direct Associates VI as to its direction of CD&R Fund VI's voting and disposition of the shares held by CD&R Fund VI. No person controls the voting and dispositive power of Associates VI Inc. with respect to the shares owned by CD&R Fund VI. Each of Associates VI and Associates VI Inc. expressly disclaims beneficial ownership of the shares owned by CD&R Fund VI. The business address of Associates VI Inc., Associates VI and CD&R Fund VI is 1403 Foulk Road, Suite 106, Wilmington, Delaware 19803.

 (5) Includes 2,060,866 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001. Includes 729,166 shares held by trusts for which Mr. Peeler may be deemed to have shared voting and investment power. Does not include 1,076 shares held by Mr. Peeler's wife for which he disclaims beneficial ownership.

 (6) Includes 1,118,100 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001. Includes 20,835 shares held by trusts for which Mr. Kline may be deemed to have shared voting and investment power.

 (7) Includes 824,339 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001.

 (8) Includes 610,079 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001.

 (9) Includes 605,840 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001. Includes 56,187 shares held by a trust for which Mr. Ferguson may be deemed to have shared voting and investment power.

(10) Includes 251,309 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001.

(11) Includes 10,000 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001. Includes 119,031 shares held by trusts for which Mr. Rowe may be deemed to have shared voting and investment power, and 26,000 deferred shares.

(12) Includes 10,000 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001. Includes 76,923 shares held by trusts for which Mr. Mann may be deemed to have shared voting and investment power.

(13) Includes 10,000 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001. Includes 18,000 shares held in a family partnership for which Mr. McCoy may be deemed to have shared voting and investment power, and 22,000 deferred shares.

(14) Includes 5,000 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001. Includes 18,000 deferred shares.

(15) Includes 5,000 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001.

(16) Includes 5,510,533 shares of common stock issuable upon exercise of stock options which are exercisable within 60 days of July 15, 2001. Includes 123,290,770 shares of common stock owned by CD&R Fund V and 30,625,000 shares of common stock owned by CD&R Fund VI. Ned C. Lautenbach, Brian D. Finn, and Richard J. Schnall may be deemed to share beneficial ownership of the shares owned of record by the Clayton Dubilier & Rice funds by virtue of their status as stockholders of Associates II Inc., and Associates VI Inc., the managing general partners of Associates V and Associates VI, respectively, the general partners of CD&R Fund V and CD&R Fund VI, respectively, but each expressly disclaims such beneficial ownership of the shares owned by CD&R Fund V and CD&R Fund VI. The voting stockholders of Associates II Inc. and Associates VI Inc. share investment and voting power with respect to securities owned by CD&R
     Fund V and CD&R Fund VI, respectively, but no individual controls such investment or voting power.

                       EXECUTIVE OFFICERS OF THE COMPANY

  The executive officers of the Company as of July 23, 2001, were:

 Ned C. Lautenbach(1)........  Chairman and Chief Executive Officer         57
 Allan M. Kline(1)...........  Corporate Vice President, Chief Financial
                               Officer and Treasurer                        56
 John R. Peeler(1)...........  President, and President and Chief
                                Executive Officer of the
                                Company's Communications Test Business      46
 Dennis E. Ferguson..........  Corporate Vice President and President of
                               Airshow, Inc.                                56
 Samuel W. Tishler...........  Corporate Vice President--Corporate
                               Development                                  63
 Mark V.B. Tremallo..........  Corporate Vice President--General Counsel
                               and Secretary                                44
 Robert W. Woodbury, Jr......  Corporate Vice President and Corporate
                               Controller                                   44

--------
(1) Biographical information pertaining to Messrs. Lautenbach, Kline and Peeler is presented above under "Election of Directors."

  Dennis E. Ferguson, 56, serves as Corporate Vice President of the Company, a position to which he was elected on November 30, 1998, and President of the Company's Airshow, Inc. subsidiary. Mr. Ferguson joined the Company in 1994. Mr. Ferguson previously served from 1990 to 1994 as General Manager of Intercon Security, Inc., a manufacturer and provider of security systems and services. Prior to 1990 he was employed by Sundstrand Turbomach and served as Vice President and General Manager of Transcom, an in-flight entertainment division of Sundstrand.

  Mark V. B. Tremallo, 44, presently serves as Corporate Vice President-- General Counsel and Secretary of the Company. Mr. Tremallo joined the Company in May 1997. From 1995 to 1997 he served as Vice President, General Counsel and Secretary of Aearo Corporation (formerly Cabot Safety Corporation), a manufacturer of industrial safety products. From 1990 to 1995 he was General Counsel of Cabot Safety Corporation, a subsidiary of Cabot Corporation.

  Samuel W. Tishler, 63, presently serves as Corporate Vice President-- Corporate Development of the Company. Mr. Tishler joined the Company in September 1994. From 1988 to 1994, he was Vice President of Raytheon Ventures, the venture capital portfolio of Raytheon Co. From 1986 to 1988, he was Chief Executive Officer of Kloss Video Corporation, a manufacturer of video projectors. From 1977 to 1986, he served as Vice President of ADL Enterprises, a wholly owned subsidiary of Arthur D. Little, Inc. From 1970 to 1977,
Mr. Tishler was President of Harnessed Energies, Inc., a manufacturer of scientific instrumentation.

  Robert W. Woodbury, Jr., 44, presently serves as Corporate Vice President and Corporate Controller. Mr. Woodbury joined the Company in January 1996. From 1992 to January 1996, he served as Vice President and Controller for Kollmorgen Corporation, a manufacturer of motion control devices. From 1990 to 1992, he was Chief Financial Officer of Kidde Fenwal, Inc., a manufacturer of fire suppression equipment.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following summary compensation table sets forth information concerning compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 2001, who are collectively referred to as the Named Executive Officers, for services rendered in all capacities with respect to the fiscal years ended March 31, 1999, 2000, and 2001:

                                                       Long-Term
                                                      Compensation
                               Annual Compensation(1)  Awards(2)
                               ---------------------- ------------
                                                       Securities   All Other
           Name and            Fiscal Salary   Bonus   Underlying  Compensation
      Principal Position        Year    ($)     ($)    Options(#)     ($)(3)
      ------------------       ------ ------- ------- ------------ ------------
Ned C. Lautenbach(4)..........  2001        0       0         0            0
  Chairman and
  Chief Executive Officer

John R. Peeler................  2001  395,000 721,280         0       53,402
  President, and President and  2000  322,500 628,875   150,000       19,269
  Chief Executive Officer of    1999  295,000  50,936         0       90,917
  Communications Test Business

Allan M. Kline................  2001  291,667 268,333         0       34,490
  Corporate Vice President,     2000  271,250 365,735    75,000       35,442
  Chief Financial Officer and
   Treasurer                    1999  251,250 422,613         0       24,067

Samuel W. Tishler.............  2001  221,667 203,933         0       25,164
  Corporate Vice President--    2000  207,500 291,530    50,000       25,646
  Corporate Development         1999  188,333 255,105    98,000       24,834

Robert W. Woodbury, Jr........  2001  210,000 193,200         0       25,153
  Corporate Vice President--    2000  195,406 277,453    50,000       25,050
  Corporate Controller          1999  181,481 260,325   196,000       19,385

--------
(1) Perquisites and other personal benefits paid to each Named Executive Officer in each instance aggregated less than the lesser of $50,000 or 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each Named Executive Officer, and accordingly, have been omitted from the table as permitted by the rules of the SEC.

(2) Figures in this column show the number of options for the Common Stock granted. The Company did not grant any restricted stock awards or stock appreciation rights to any of the Named Executive Officers during the years shown.

(3) Figures in this column represent the Company's contributions on behalf of each of the Named Executive Officers under the 401(k) plan. These figures also include the Company's contributions under a nonqualified deferred compensation plan.

(4) Effective May 20, 1999, Mr. Lautenbach became Chairman, President and Chief Executive Officer of Acterna, and currently serves as Chairman and Chief Executive Officer. Mr. Lautenbach, who is a principal of CD&R, has entered into a Loanout Agreement, dated as of May 19, 1999, with the Company, Acterna LLC and CD&R pursuant to which the Company pays $500,000 annually to CD&R for his services rendered to the Company. See "Certain Relationships and Related Transactions."

2001 Option Grants

  The Company did not grant any stock options to the Named Executive Officers during the fiscal year ended March 31, 2001.

               2001 AGGREGATE OPTION EXERCISES AND OPTION VALUES

Aggregated Option Exercises in Fiscal Year 2001 and FY-End Option Values

  The following table sets forth certain information regarding stock option exercises by the Named Executive Officers during the fiscal year ended March 31, 2001, and stock options held by the Named Executive Officers at March 31, 2001:

                                                      Number of Securities      Value of Unexercised
                                                     Underlying Unexercised    In-the-Money Options at
                           Shares                    Options at FY-End(#)(1)        FY-End($)(2)
                         Acquired on     Value      ------------------------- -------------------------
   Name                  Exercise(#) Realized($)(3) Exercisable Unexercisable Exercisable Unexercisable
   ----                  ----------- -------------- ----------- ------------- ----------- -------------
Ned C. Lautenbach.......         0             0             0           0             0           0
John R. Peeler..........   696,094     7,502,090     2,030,866     120,000     9,508,417     330,000
Allan M. Kline..........    30,500       162,444     1,278,100      60,000     5,494,616     165,000
Samuel W. Tishler.......    92,000       923,756       580,479      98,800     2,319,513     315,800
Robert W. Woodbury, Jr..    85,500       930,434       775,139     157,600     3,411,172     521,600

--------
(1) Based on the number of shares subject to these options at fiscal year end March 31, 2001.

(2) Calculated on the basis of the fair market value of the Common Stock as determined by the Board of Directors in accordance with the Amended and Restated 1994 Stock Option and Incentive Plan on March 31, 2001, $6.00, less the applicable option exercise price.

(3) Calculated on the basis of the fair market value of the Common Stock on the date of exercise, less the option exercise price.

Employment and Other Agreements

  In May 1998, the Company entered into employment agreements with Messrs. Kline and Peeler. The employment agreements generally provide for an initial term of five years. Pursuant to their employment agreements, Messrs. Kline and Peeler currently receive an annual base salary of $318,000 and $425,000, respectively, and are entitled to participate in the Company's annual incentive compensation program which provides an annual bonus based on the satisfaction of certain performance targets as determined by the Company's board of directors. In addition, Messrs. Kline and Peeler may participate in all of the Company's pension, deferred compensation and supplemental savings programs, insurance programs, including life, medical, dental and disability, and other special benefit or perquisite programs generally available to the Company's senior executives. The employment agreements further provide for the election of such officers to serve as directors during their employment with the Company.

  Pursuant to their respective employment agreements, all options to purchase the Common Stock held by Mr. Kline prior to the May 1998 recapitalization, and a substantial majority of the options held by Mr. Peeler prior to the May 1998 recapitalization, became fully vested and exercisable. In addition, the employment agreements restrict the ability of the executive to transfer shares of Common Stock beneficially owned by him (other than certain permitted transfers for estate planning purposes and transfers not exceeding in the aggregate 25% of the Common Stock owned, or subject to options held by the executive at the effective time of the May 1998 recapitalization) during his tenure.

  The employment agreements also provide that, in the event of the Company's termination of the executive's employment during the term of the agreement other than for "Cause" (as defined in the employment agreements) or by the executive for "Good Reason" (as defined in the employment agreements), the executive will be entitled to special termination benefits consisting of (a) continued payments of his average annual base salary and average annual bonus until the second anniversary of the date of termination, (b) continued coverage under the Company's medical insurance plan until his 65th birthday and (c) a pro rata incentive compensation bonus for the portion of the calendar year preceding such termination. The agreements also contain customary indemnification, confidentiality, noncompetition and nonsolicitation provisions.

Certain Relationships and Related Transactions

CD&R Fund V and CD&R Fund VI

  Clayton, Dubilier & Rice Fund V Limited Partnership ("CD&R Fund V"), is a private investment fund managed by Clayton, Dubilier & Rice, Inc. The general partner of CD&R Fund V is CD&R Associates V Limited Partnership ("Associates V"), a Cayman Islands exempted limited partnership. Associates V has three general partners. The managing general partner of Associates V is CD&R Investment Associates II, Inc. ("Associates II Inc."), a Cayman Islands exempted company. The other general partners of Associates V are CD&R Cayman Investment Associates, Inc., a Cayman Islands exempted company and CD&R Investment Associates, Inc., a Delaware corporation.

  Clayton, Dubilier & Rice Fund VI Limited Partnership ("CD&R Fund VI"), is a private investment fund managed by Clayton, Dubilier & Rice, Inc. The general partner of CD&R Fund VI is CD&R Associates VI Limited Partnership ("Associates VI"), a Cayman Islands exempted limited partnership. The general partner of Associates VI is CD&R Investment Associates VI, Inc. ("Associates VI Inc."), a Cayman Islands exempted company.

CD&R

  Clayton, Dubilier & Rice, Inc. ("CD&R"), is a private investment firm which is organized as a Delaware corporation. It is the manager of a series of investment funds, including CD&R Fund V and CD&R Fund VI, formed to invest in equity or equity-related securities of entities formed to effect leveraged acquisition transactions and in the equity of corporations where the infusion of capital coupled with the provision of managerial assistance can be expected to generate returns on investments comparable to returns historically achieved in leveraged acquisition transactions. CD&R generally assists in structuring and arranging financing for and negotiating the transactions in which the funds it manages invest. After the consummation of such transactions, it generally provides management and financial consulting services to the companies in which its investment funds have invested during the period of such fund's investment. Such services include helping such companies to establish effective banking, legal and other business relationships and assisting management in developing and implementing strategies in improving the operational, marketing and financial performance of such companies.

  Mr. Lautenbach, who is a principal of CD&R, serves as the Company's Chairman and Chief Executive Officer. In May of 1999, the Company, its wholly-owned subsidiary Acterna LLC, and CD&R entered into a Loanout Agreement pursuant to the Company pays $500,000 annually to CD&R for his services rendered to the Company. Mr. Lautenbach remains an employee of CD&R and is a Director of Associates II Inc. and Associates VI Inc. Mr. Finn, who is a principal of CD&R and is a Director of Associates II Inc. and Associates VI Inc., also serves as one of the Company's directors. Mr. Schnall, who is a principal of CD&R and is a Director of Associates II Inc. and Associates VI Inc., also serves as one of the Company's directors.

  At the time of the May 1998 recapitalization, the Company entered into a consulting agreement with CD&R that provides, for so long as CD&R Fund V has an investment in the Company and its subsidiaries, for (a) an annual fee (currently $1,000,000 in addition to the $500,000 paid annually to CD&R for Mr. Lautenbach's services), for providing management and financial consulting services to the Company and its subsidiaries and (b) reimbursement of out-of-pocket expenses it incurs after the May 1998 recapitalization. At the closing of the May 1998 recapitalization, the Company paid CD&R a transaction fee of $9.2 million plus reimbursement of out-of-pocket expenses in consideration for arranging the May 1998 recapitalization, arranging and negotiating the financing for the May 1998 recapitalization as well as related services. The Company also agreed to indemnify CD&R and certain related parties, subject to certain limitations, against all claims and liabilities arising out of or in connection with the U.S. Securities Act, the U.S. Exchange Act or any other applicable securities or other laws in connection with the May 1998 recapitalization and related transactions and the operation of the business following the May 1998 recapitalization. In addition, in May 1998, the Company entered into a registration rights agreement with CD&R Fund V and certain other shareholders that provides that the parties may require the Company to register their shares of Common Stock under the U.S. Securities Act.

  In connection with the Company's merger on May 23, 2000 with Wavetek Wandel Goltermann, Inc. (the "WWG Merger") and the concurrent establishment of the Company's new Senior Secured Credit Facility, the Company paid $6 million to CD&R for services rendered in connection with the WWG Merger and the related financing. The Company also agreed to indemnify CD&R and certain related parties, subject to certain limitations, against all claims and liabilities arising out of or in connection with the U.S. Securities Act, the U.S. Securities Exchange Act of 1934, as amended, or any other applicable securities or other laws in connection with the WWG Merger and related transactions. In addition, the registration rights agreement which the Company had entered into with CD&R Fund V was amended to include CD&R Fund VI as a party.

  On April 1, 2001, the Company loaned John R. Peeler, President of the Company and President and Chief Executive Officer of the Company's Communications Test Business, $1,160,000, all of which is currently outstanding, for the purpose of paying taxes associated with the exercise of stock options. This loan bears interest at the rate of 8.5% per annum.

  On April 3, 2001, the Company loaned Dennis E. Ferguson, Corporate Vice President and President of Airshow, Inc., $165,000, all of which is currently outstanding, for the purpose of paying taxes associated with the exercise of stock options. This loan bears interest at the rate of 8.5% per annum.

  The Company believes that the terms of the loans described above were reasonable and competitive.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The following is a report of the Compensation Committee as constituted during fiscal 2001. During that period, the Compensation Committee of the Board of Directors was comprised solely of non-employee Directors.

  Mr. Lautenbach became Chief Executive Officer (the "CEO") pursuant to a Loanout Agreement, dated as of May 19, 1999, among the Company, Acterna LLC and CD&R. The Company pays $500,000 annually to CD&R pursuant to the Loanout Agreement for his services rendered to the Company.

  The following summarizes the compensation practice and philosophy that was in effect at the Company for the fiscal year ended March 31, 2001. Modifications to such philosophy have and may continue to be made.

  The Compensation Committee reviews and approves all compensation plans, benefit programs, and perquisites for executives and other selected employees. The Compensation Committee sets the salary of the CEO, sets relative relationships between the CEO's salary and the salary of other key executives, and recommends the compensation program for Directors to the Board. The Compensation Committee reviews and approves management recommendations for stock option grants under the Company's stock option plans. The Compensation Committee periodically reviews the job performance of the CEO.

  The Company's executive compensation program was designed to attract and retain exceptional executives who seek a long-term association with the Company and who enjoy the challenge of pay for performance. The basic program consists of two cash compensation components: base salary and a performance based annual bonus. A third component, stock options, is used for executive retention, to attract new key people, and to align the long-term interests of eligible executives with those of the stockholders.

  During fiscal 2001, the base salary of the Named Executive Officers was set taking into consideration Company sales and profit growth, overall job performance, and mid-range pay levels for comparable positions at corporations of a similar size. The Compensation Committee utilizes, as a reference, information on compensation practices of other companies from several independent sources. Base salary is then set so as to represent no more than 40% of total attainable compensation, the majority of which is fully contingent upon the achievement of both qualitative and quantitative levels of performance and stockholder return.

  The Company's pay for performance annual bonus program is considered the most significant cash-based compensation component. For fiscal 2001, executives in this program earned a bonus based on growth in both profits and sales, return on sales and cash flow from either their particular business unit or the Company as a whole. The plan in effect for fiscal 2001 was formula-based, with performance targeted, and payments set, against competitive benchmarks, industry norms and individual goals and objectives. With outstanding performance, an executive could have earned a bonus of several times the executive's annual salary; or, with no profits and/or sales growth, poor return on sales or cash flow or failure to meet personal goals or objectives, no bonus at all. Bonuses were payable for fiscal 2001 because the Company achieved its targeted performance objectives with respect to the above stated performance factors.

  The third compensation component is a stock option program, which provides long-term incentives to executives that are aligned with the interest of the Company's stockholders. Stock options, granted with an exercise price equal to the grant date fair market value of the Company's Common Stock as determined by the Board of Directors, typically vest annually in 25% increments over four years. The intent of the option program is to provide an executive with the opportunity for financial gain which is larger than cumulative annual bonuses but which takes much longer to achieve; and which requires meaningful long-term growth in the value of the Company's Common Stock for the gain to be realized.

  In granting stock options, the Compensation Committee makes a subjective determination of each executive's position with the Company, the likelihood that such officer will contribute to the long-term growth of the Company's stock price, and past practices. Prior option holdings are not a significant factor in the Compensation Committee's determination as to whether to grant additional options.

  Section 162(m) of the Internal Revenue Code of 1986, as amended, which became effective on January 1, 1994, generally limits the Company's ability to deduct compensation expense in excess of $1 million paid to the Company's Chief Executive Officer or four other most highly paid executive officers. The Compensation Committee's policy with respect to Section 162(m), as in effect in fiscal 2001, was to make every reasonable effort to insure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate rewards for their performance. In the event that any amount payable by the Company would not be deductible under Section 162(m), the Company intends to take all commercially reasonable actions under the circumstances to cause the payment of any such otherwise nondeductible amount to be deferred until such time as it may be paid without the loss of a Federal income tax deduction.

                                          Brian D. Finn, Chairman
                                          William O. McCoy
                                          Brian H. Rowe

                         REPORT OF THE AUDIT COMMITTEE

  The Audit Committee of the Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, which is attached to this Proxy Statement as Exhibit A. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the National Association of Securities Dealers.

  The Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the external auditors. The Audit Committee discussed with the external auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  The Company's external auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the external auditors that firm's independence.

  Based on the Audit Committee's discussion with management and the external auditors and the Audit Committee's review of the representation of management and the report of the external auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board also have approved, subject to stockholder ratification, the selection of PricewaterhouseCoopers LLP as the Company's external auditors.

Marvin L. Mann, Chairman
William O. McCoy
Victor A. Pelson

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                       FOR THE YEAR ENDED MARCH 31, 2001

  The graph that follows compares the five-year cumulative total return of the Common Stock with the S&P 500 Composite Stock Price Index and the S&P Technology 500 Index (previously known as the S&P High Tech Composite Index). It assumes an investment of $100 on March 31, 1996 in the Common Stock, and the stocks comprising the S&P 500 and the S&P Technology 500 Index and assumes reinvested dividends, including reinvestment of the $47.75 in cash per share received in connection with the May 21, 1998 recapitalization of the Company.

                            [COMPARISON CHART HERE]

             Company/Index              Mar96 Mar97  Mar98  Mar99  Mar00  Mar01
             -------------              ----- ------ ------ ------ ------ ------
ACTERNA CORPORATION.................... $100  127.66 205.05 181.96 764.14 317.55
S&P 500 INDEX.......................... $100  119.82 117.34 210.08 247.77 194.06
TECHNOLOGY-500......................... $100  135.19 204.31 327.73 580.25 231.81

Section 16(a) Beneficial Ownership Reporting Compliance

  Based solely on its review of copies of reports filed by persons ("Reporting Persons") required to file such reports pursuant to Section 16(a) of the Exchange Act, the Company believes that all filings required to be made by Reporting Persons of the Company were timely made in accordance with the requirements of the Exchange Act.

Audit and Other Fees

AUDIT FEES. The audit fee for the year ended March 31, 2001 was $1,000,000, excluding billings for the reviews of the Quarterly Reports. PricewaterhouseCoopers LLP billed the Company an aggregate of $1,080,000 in fees and expenses for professional services rendered in connection with the audit of the Company's annual consolidated financial statements included on Form 10-K and reviews of the consolidated financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended March 31, 2001. Of these billings, $396,000 related to the audit for the year ended March 31, 2000, $354,000 related to the review of the Quarterly Reports during the year ended March 31, 2001 and at March 31, 2001, the Company had been billed $330,000 in respect of the annual audit for the year then ended.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. In the year ended March 31, 2001, PricewaterhouseCoopers LLP did not bill the Company for any professional services rendered to the Company in connection with financial information systems design and implementation, the operation of the Company's information systems or the management of its local area networks.

ALL OTHER FEES. In the year ended March 31, 2001, PricewaterhouseCoopers LLP billed the Company an aggregate of $5,354,000 in fees and expenses for other services rendered to the Company, primarily related to mergers and acquisitions ($3,110,000), domestic and foreign tax services ($928,000), and SEC Registration Statements, including a Rights Offering, ($902,000).

  The Audit Committee of the Board of Directors has considered whether the provision of these additional services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                PROPOSAL NO. 2

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection.

  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

  The Board of Directors recommends that the stockholders vote FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

Proposals by Stockholders

  In order for a proposal of a stockholder to be included in the Board of Directors' proxy statement for the 2002 Annual Meeting of the Company, pursuant to Rule 14a-8 under the Exchange Act, it must be received by the Company in writing at Acterna Corporation, Attention: Secretary, 3 New England Executive Park, Burlington, Massachusetts 01803-5087, no later than April 12, 2002. Such a proposal must comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement. In order for a proposal to be considered at the 2002 Annual Meeting of the Company but not included in the Company's proxy statement for that meeting, pursuant to the Company's By-Laws, it must be received by the Company at the above address no earlier than May 15, 2002 and no later than June 14, 2002, unless the 2002 Annual Meeting is not scheduled to be held on a date between August 12, 2002 and November 12, 2002, in which case notice must be received no less than the later of 90 days prior to the date on which such meeting is scheduled or 10 days after the date on which such meeting date is first publicly announced. A copy of the Company's current By-Laws may be obtained from the Secretary of the Company.

                                 OTHER MATTERS

  The Board of Directors of the Company is not aware of any other matters that may come before the meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters should properly come before the meeting, including voting for election of a Director in place of any person named in the proxy who may not be available for election.

  The cost of soliciting proxies will be borne by the Company. The solicitation of proxies by mail may be followed by solicitation of certain stockholders by officers, Directors, or employees of the Company by telephone or in person.

  If you may not be present at the meeting, it would be appreciated if you would complete, date, and sign the enclosed proxy and return it promptly in the enclosed envelope.

Burlington, Massachusetts
August 10, 2001

                              ACTERNA CORPORATION

           Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities to the stockholders relating to corporate accounting, reporting practices of the Company, financial controls, and other matters related to the preparation of the audited financial statements and financing of the Company.

  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.

II. Audit Committee Composition and Meetings

  Audit Committee members shall meet the requirements of the Nasdaq Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting, as determined by the Board, and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

  Audit Committee members and the Chairperson shall be elected by the Board.

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

III. Audit Committee Responsibilities and Duties

  Review Procedures

  . On an annual basis, review and update, as necessary, the Committee's Charter and determine if the Committee has satisfied its responsibilities under the Charter during the year.


  . Review the Company's annual audited financial statements with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

  . Review the Company's quarterly financial results with management and the independent auditors prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. The Chairperson of the Committee may represent the entire Audit Committee for purposes of this review.

  . In consultation with the management, the independent auditors, and the individual responsible for the internal audit function, consider the integrity of the Company's financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit function together with management's responses.

Independent Auditors

  . The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  . Approve the fees and other significant compensation to be paid to the independent auditors.

  . On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

  . Review the independent auditors' audit plan--discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  . Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department

  . Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit function, and elicit any recommendations for improvement.

  . Review the appointment, performance, and replacement of the senior internal audit executive or other responsible individual.

  . Review significant reports prepared by the internal audit department together with management's response and follow up on these reports.

Other Audit Committee Responsibilities

  . Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  . Review significant accounting and reporting issues and legal and regulatory matters, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

  . Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                 SKU 0543-PS-000

                                     PROXY

                              ACTERNA CORPORATION

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 12, 2001

     The undersigned, revoking all prior proxies, hereby appoint(s) Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Acterna Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, NY, on September 12, 2001 at 2:00 p.m. local time, and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. ATTENDANCE OF THE UNDERSIGNED AT THE MEETING OR ANY
      ---
ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING BEFORE IT IS EXERCISED OR AFFIRMATIVELY INDICATE HIS OR HER INTENT TO VOTE IN PERSON.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
---------------                                                  ---------------
| SEE REVERSE |                                                  | SEE REVERSE |
|    SIDE     |              FOLD AND DETACH HERE                |    SIDE     |
---------------                                                  ---------------

THIS PROXY IS SOLICITED ON BEHALF OF             Please mark your votes as
THE BOARD OF DIRECTORS OF THE COMPANY            indicated in this example   [X]

1. To elect the following four Directors to serve for a term ending upon the 2004 Annual Meeting of Stockholders and the following one Director to serve for a term ending upon the 2003 Annual Meeting of Stockholders or until their successors are elected and qualified.

     FOR all nominees    WITHHOLD AUTHORITY       Nominees: (01) Brian H. Rowe (term ending 2004),
     listed at right     to vote for all                    (02) Richard J. Schnall (term ending 2004),
     (except as marked   nominees listed                    (03) Victor A. Pelson (term ending 2004),
     to the contrary)    at right                           (04) Peter M. Wagner (term ending 2004),
           [_]                 [_]                          (05) Allan M. Kline (term ending 2003).

     ----------------------------------------------------------------------
     For all nominees except as noted above

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [_]

Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership please sign by authorizing person.

Signature                    Date       Signature                    Date
         --------------------    ------          --------------------    -------

                             FOLD AND DETACH HERE